UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2017

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4448	36-0781620
(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act    ☐

Item 8.01	Other Events.

On May 30, 2017, Baxter International Inc. (the “Company”) completed a public offering of €600,000,000 aggregate principal amount of its 1.300% Senior Notes due 2025 (the “Notes”). The Notes were sold pursuant to an Underwriting Agreement, dated as of May 19, 2017, among the Company, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc and the other underwriters named therein. The offering and sale of the Notes was registered under the Registration Statement (the “Registration Statement”) on Form S-3 (Registration No. 333-207810) that the Company filed with the Securities and Exchange Commission on November 4, 2015 and supplemented by the prospectus supplement dated May 19, 2017 and filed with the Securities and Exchange Commission on May 22, 2017. The Notes were issued pursuant to, and are governed by the terms of, an Indenture, dated as of August 8, 2006, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”), as amended and supplemented by the Eleventh Supplemental Indenture, dated as of May 30, 2017, by and between the Company and the Trustee.

The Company is filing the exhibits attached to this Current Report on Form 8-K in connection with the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 19, 2017, by and among the Company, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc and the other underwriters named therein

4.1	Indenture, dated as of August 8, 2006, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on August 9, 2006)

4.2	Eleventh Supplemental Indenture, dated as of May 30, 2017, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including form of 1.300% Senior Notes due 2025)

5.1	Opinion of Ellen K. McIntosh

23.1	Consent of Ellen K. McIntosh (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXTER INTERNATIONAL INC.

By:	/s/ Ellen K. McIntosh
Ellen K. McIntosh
Senior Vice President, Associate
General Counsel and Corporate Secretary

Date: May 30, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 19, 2017, by and among the Company, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc and the other underwriters named therein

4.1	Indenture, dated as of August 8, 2006, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on August 9, 2006)

4.2	Eleventh Supplemental Indenture, dated as of May 30, 2017, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including form of 1.300% Senior Notes due 2025)

5.1	Opinion of Ellen K. McIntosh

23.1	Consent of Ellen K. McIntosh (included in Exhibit 5.1)